                                                                    EXHIBIT 1.01


                                              [K & E DRAFT - OCTOBER 23, 1997]

                              ICON HOLDINGS CORP.
                       12,500,000 SHARES OF COMMON STOCK

                            UNDERWRITING AGREEMENT

                                                             December __, 1997

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
as Representative of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia 22209

Dear Sirs:

     ICON Holdings Corp., a Delaware corporation (the "Company"), confirms its agreement with Friedman, Billings, Ramsey & Co., Inc. and each of the other Underwriters listed on Schedule I hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc. is acting as representative (in such capacity, the "Representative"), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") set forth in Schedule I hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 1(b) hereof to purchase all or any part of 1,875,000 additional shares of Common Stock to cover over-allotments, if any. The 12,500,000 shares of Common Stock (the "Initial Shares") to be purchased by the Underwriters and all or any part of the 1,875,000 shares of Common Stock subject to the option described in Section (b) hereof (the "Option Shares") are hereinafter called, collectively, the "Shares".

     The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-1 (No. 333-______) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including all information deemed to be a part of the registration at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such
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registration statement which becomes effective prior to the Closing Time (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. Each prospectus included in the registration statement, or amendments thereof or supplements thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulation, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

     The Company also will issue and sell at the Closing Time (as hereinafter defined) to the Representative for its own account warrants (the "Warrants") to purchase at an exercise price of $______ per share up to an aggregate of ___________ shares of Common Stock (the "Warrant Shares"), which Warrant Shares will be registered under the Securities Act pursuant to the Registration Statement and which issuance will be consummated in accordance with the terms and conditions of the Warrant Agreement substantially in the form filed as an exhibit to the Registration Statement (the "Warrant Agreement'').

     As a condition to their obligations hereunder, the Underwriters require that Summit Asset Holding L.L.C., a Delaware limited liability company (the "Exiting Stockholder") and Summit Asset Management Limited, a corporation organized under the laws of England and Wales ("SAM"), the Managing Member of the Exiting Stockholder, agree to indemnify the Underwriters as set forth in
Section 10 hereof.  Each of the Exiting Stockholder and SAM have so agreed.

     The Company and the Underwriters agree as follows:

     1.   Sale and Purchase:
          -----------------

     (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company at the purchase price per share of $_____ the number of Initial Shares set forth in Schedule I opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters may from time to time increase or decrease the public offering price alter the initial public offering to such extent as the Underwriters may determine.

     (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth the Company hereby grants an option to the Underwriters,

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     severally and not jointly, to purchase from the Company up to an aggregate of 1,875,000 Option Shares at the purchase price per share set forth in paragraph (a) above plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of
     Section 9 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representative, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule I opposite the same of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters may from time to time increase or decrease the public offering price of the Option Shares after the initial public offering to such extent as the Underwriters may determine.

(c) Warrants. Upon the basis of the warranties and representations and other terms and conditions herein set forth, the Company also agrees to issue to the Representative, in further consideration of the Representative's efforts in connection with the sale and purchase of the Shares and the Option Shares, the Warrants to purchase at an exercise price of $______ per share up to an aggregate of 924,314 Warrant Shares.

2.   Payment and Delivery:
     --------------------

(a) Initial Shares and Warrants. Payment of the purchase price for the Initial Shares shall be made to the Company by wire transfer of immediately available funds or certified or official bank check payable in federal (same-day) funds at the offices of [Kirkland & Ellis] located at [Citicorp Center, 153 East 53rd Street, New York, New York 10022] (unless another place shall be agreed upon by the Representative and the Company) against delivery of the certificates for the Initial Shares to the Representative for the respective accounts of the Underwriters and the delivery of the Warrants, represented by one or more certificates as the Representative may specify, to the Representative. Such payment and delivery shall be made at 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time, not later than ten business days after such date, shall be agreed to by the Representative and the Company). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time." Certificates for the Initial Shares shall be delivered to the Representative in definitive form registered in such names and in such denominations as the Representative shall specify in writing to the Company at least two full business days before the Closing Time. For the purpose of expediting the checking of the certificates

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     for the Initial Shares by the Representative, the Company agrees to make such certificates available to the Representative for such purpose at least one full business day preceding the Closing Time.

(b) Option Shares. In addition, payment of the purchase price for the Option Shares shall be made to the Company by wire transfer of immediately available funds or certified or official bank check payable in federal (same-day) funds at the of offices of [Kirkland & Ellis] located at [Citicorp Center, 153 East 53rd Street, New York, New York 10022] (unless another place shall be agreed upon by the Representative and the Company), against delivery of the certificates for the Option Shares to the Representative for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:30 a.m., New York City time, on each Date of Delivery. Certificates for the Option Shares shalt be delivered to the Representative in definitive form registered in such names and in such denominations as the Representative shall specify at least two full business days before the Closing Time. For the purpose of expediting the checking of the certificates for the Option Shares by the Representative, the Company agrees to make such certificates available to the Representative for such purpose at least one full business day preceding the relevant Date of Delivery.

3.   Representations and Warranties of the Company:  The Company represents and
     ---------------------------------------------
     warrants to the Underwriters that

(a) neither the Company nor any of its Subsidiaries is, or upon the sale of the Shares as herein contemplated will be, an "investment company" which is required to register under the Investment Company Act of 1940, as amended (the "Investment Company Act"), nor will any of the Company's or its Subsidiaries' current business operations and investments or any of their contemplated business operations and investments as described in the Prospectus require any of them to register as an "investment company" under the Investment Company Act; neither the Company nor any of its Subsidiaries is required to register as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the "Investment Adviser Act"), nor will any of the Company's or its Subsidiaries' current business operations and investments or any of their contemplated business operations and investments as described in the Prospectus require any of them to register as an "investment adviser" under the Investment Adviser Act;

(b) the Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization"; the outstanding shares of capital stock of the Company and its subsidiaries listed on Exhibit 21.01 to the Registration Statement (the "Subsidiaries") have been duly and validly authorized and issued and are fully paid and non-assessable; all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary,
     (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

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(c)  each of the Company and its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the Registration Statement and Prospectus and, in the case of the Company, to execute and deliver this Agreement, the Warrant Agreement and the other agreements described in the Prospectus, including but not limited to the Employment Agreements between the Company and each of Beaufort J.B. Clarke and Paul B. Weiss and the Stock Redemption Agreement, dated October __, 1997, among the Company, the Exiting Stockholder and SAM (the "Redemption Agreement") [agreements relating to conversion of TKO debt? conversion of Warrenton debt?] (the "Other Transaction Documents") and to consummate the transactions demanded in each such agreement;

(d) each of the Company and its Subsidiaries is duly qualified by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so qualified or licensed could reasonably be expected to have a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, and each of the Company and its Subsidiaries is duly qualified, and in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary, except where the failure to be so qualified and in good standing would not have a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from paying the Company or any other Subsidiary, any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(e) the Company and its Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates, except for noncompliance with which would not have a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole;

(f) neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would consulate a breach of, or default under), its respective articles of incorporation or charter or by-laws or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which would not have a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and

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     its Subsidiaries taken as a whole, and the execution, delivery and performance of this Agreement and the Other Transaction Documents, and consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the articles of incorporation or charter or bylaws of the Company or any of its Subsidiaries, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries, except in the case of this clause (ii) for such breaches or defaults which would not have a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or its Subsidiaries;

(g) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 10 hereof may be limited by federal or state securities laws and public policy consideration in respect thereof,

(h) the issuance of the Warrants has been duly authorized; when issued and delivered pursuant to the terms of the Warrant Agreement, the Warrants will constitute legal, valid and binding Obligations of the Company enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity; the Warrant Shares have been duly reserved for issuance upon exercise of the Warrants in accordance with the terms of the Warrant Agreement; and the Warrants will conform to the description thereof in the Registration Statement and the Prospectus;

(i) the Warrant Agreement and the Other Transaction Documents have been duly authorized and will be, upon execution and delivery by the Company, legal, valid and binding Cements of the Company enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity;

(j) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement and the Other Transaction Documents, the consummation of the transaction contemplated hereby and thereby, the sale and delivery of the Shares, issuance of the Warrants or the Warrant Shares by the Company as contemplated hereby or in the Warrant Agreement other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under

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     the Securities Act, (B) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the Nasdaq National Market and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(k) each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, have a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; neither the Company nor any of its Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval applicable to the Company or any of its Subsidiaries the effect of which could be material and adverse to the assets, operations, business or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

(l) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with;

(m) the Preliminary Prospectus and the Registration Statement comply and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on each Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use in the Registration Statement or the Prospectus

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     (that information being limited to that described in the last sentence of the first paragraph of Section 10(b) hereof);

(n) the Preliminary Prospectus was and the Prospectus delivered to the Underwriters for use in connection with this offering will be identical to the versions of the Preliminary Prospectus and Prospectus created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

(o) all legal or governmental proceedings, contracts or documents of a character required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus have been summarized or described as required and any such summaries or descriptions present fairly the information required to be shown;

(p) there are no actions, suits, proceedings, inquiries or investigations pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order having a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole;

(q) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Company and its Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved (except as indicated in the notes thereto); the financial statement schedules included in the Registration Statement and the amounts in the Prospectus under the captions "Prospectus Summary -- Summary Financial Information" and "Selected Financial Information" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus;

(r) KPMG Peat Marwick LLP, whose reports on the consolidated financial statements of the Company and its Subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, are and were during the periods covered by their reports independent public accountants as required by the Securities Act and the Securities Act Regulations;

(s) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any material adverse change, in the assets, liabilities, capital operations, business or condition (financial or otherwise), present or prospective, of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business,

     (B) any transaction, which is material to the Company and its Subsidiaries taken as a whole, contemplated or entered into by the Company or any of its Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its Subsidiaries, which is material to the Company and its Subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

(t) the Shares and the Warrant Shares will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

(u) there are no persons with registration or other similar rights to have any equity securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act except as provided in the Warrant Agreement;

(v) the Shares, the Warrants, and the Warrant Shares have been duly authorized and, when the Shares and the Warrant Shares have been issued and duly delivered against payment therefor as contemplated by this Agreement or the Warrant Agreement, as the case may be, the Shares and the Warrant Shares will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, or other claim, and the issuance and sale of the Shares, the Warrants, and the Warrant Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement to which the Company or any of its Subsidiaries is a party or otherwise;

(w) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(x) other than as described in the Prospectus, neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Securities Exchange Act of 1934 or the rules and regulations thereunder, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")) any member firm of the NASD;

(y) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representative or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

(z) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the Nasdaq National Market;

(aa) the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable internals and appropriate action is taken with respect to any differences;

(bb) in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common stock in a manner in violation of the Act; and

(cc) the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

4.   Representations and Warranties of the Exiting Shareholder and SAM: Each of
     ------------------------------------------------------------------
     the Exiting Stockholder and SAM represents and warrants to the Underwriters that

(a) to the best actual knowledge of the Exiting Shareholder and SAM, without having made any special inquiry, the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on each Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Exiting Shareholder nor SAM makes any warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the last sentence of the first paragraph of Section 10(b) hereof);

(b) the Exiting Stockholder is the lawful owner of the shares of Common Stock to be redeemed (the "Redeemed Shares") pursuant to the Stock Redemption Agreement, dated October __, 1997, among the Company, the Exiting Stockholder and SAM (the "Redemption Agreement") and has, and at the Closing Time will have, good and clear title to such Redeemed Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever;

(c) upon delivery of and payment for such Redeemed Shares pursuant to the Redemption Agreement, good and clear title to such Redeemed Shares will pass to the Company free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever;

(d) each of the Exiting Stockholder and SAM has, on October __, 1997 had and at the Closing Time will have, full legal right, power and authority to enter into this Agreement and the Redemption Agreement and to sell, assign, transfer and deliver such Redeemed Shares in the manner provided therein, and this Agreement and the Redemption Agreement have been duly authorized, executed and delivered by the Exiting Stockholder and SAM and each of this Agreement and the Redemption Agreement is a valid and binding agreement of the Exiting Stockholder and SAM enforceable in accordance with its terms;

(e) neither the Exiting Stockholder nor SAM has taken, and neither will take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement; neither the Exiting Stockholder nor SAM has distributed or will distribute, other than as permitted by the Act, any prospectus or other offering material in connection with the offering and sale of the Shares;

(f) the execution, delivery and performance of this Agreement and the Redemption Agreement by each of the Exiting Stockholder and SAM, compliance by the Exiting Stockholder and SAM with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of such person, or any agreement, indenture or other instrument to which such person is a party or by which such person or property of such person is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such person or property of such person;

(g) such parts of the Registration Statement under the caption "Principal Stockholders" which specifically relate to the Exiting Stockholder do not, and will not at the Closing Time (and any Date of Delivery of Option Shares, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading; and

(h) at any time during the period described in paragraph 5(e) hereof, if there is any change in the information referred to in paragraph 4(g) above, the Exiting Stockholders and SAM will immediately notify the Representative of such change.

 5.  Certain Covenants of the Company: The Company hereby agrees with each
     --------------------------------
     Underwriter:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for opening arid sale under the securities or blue sky laws of such states as the Representative may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares);

(b) to prepare immediately an amended Prospectus in a form approved by the Underwriters and file or transmit for filing such Prospectus with the Commission in accordance with Rule 430A and to furnish promptly to the Underwriters as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(c) to advise the Representative promptly, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representative promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing;

(d) to furnish to the Underwriters for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual quarterly and current reports or other communications supplied to holden of shares of Common Stock, (ii) as soon as practicable after the filing thereof copies of all reports filed by the Company with the Commission, the NASD or any securities exchange and (iii) such other public information as the Underwriters may reasonably request regarding the Company and its Subsidiaries;

(e) to advise the Underwriters of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to the Underwriters a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

(f) to furnish promptly to the Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Underwriters may reasonably request;

(g) to furnish to the Underwriters, not less than one business day before filing with the Commission subsequent to the effective date of the Prospectus and during the period referred to in paragraph (d) above, a copy of any document proposed to be filed with the Commission pursuant to
     Section 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

(h) to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption "Use of Proceeds" in the Prospectus;

(i) to make generally available to its security holders as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 1l(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of 12 months beginning after the effective date of the Registration Statement;

(j) to use its best efforts to effect and maintain the quotation of the Shares on the Nasdaq National Market and to file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market;

(k) to refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of the Representative, from (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or other disposing of or transferring, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing or
     (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the Warrants and Warrant Shares or (C) any shares of Common Stock issued by the Company upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus;

(l) to use its best efforts to ensure that neither it nor any of its Subsidiaries is required to register as an "investment company" under the Investment Company Act or an "investment adviser" under the Investment Adviser Act at all times during the period from the Effective Date to the fifth anniversary of the Effective Date;

(m)  to comply with the terms of the Warrant Agreement; and

(n) to not itself and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company.

6.   Payment of Expenses:
     -------------------

(a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement and the Warrant Agreement, whether or not the transactions contemplated hereunder or thereunder are consummated or this Agreement and the Warrant Agreement are terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by the NASD, (vi) the fees and expenses of any transfer agent or registrar the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the inclusion of the Shares in the Nasdaq National Market,
     (viii) its making road show presentations with respect to the offering of the Shares, (ix) preparing and distributing bound volumes of transaction documents for the Representative and its legal counsel and (x) the performance of the Company's other obligations hereunder (including, without limitation, costs incurred in closing the purchase of the Options Shares, if any). Upon the Representative's request, the Company will provide funds in advance for filing fees.

(b) The Company agrees to reimburse the Representative for its reasonable and documented out-of-pocket expenses in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and expenses of the Underwriters' outside legal counsel and any other advisors, accountants, appraisers, etc., but only if the Initial Shares are purchased by the Underwriters as provided in Section 2(a) hereof.

7.   Conditions of the Underwriters' Obligations:  The obligations of the
     -------------------------------------------
     Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company in all material respects on the date hereof and at the Closing Time and on each Date of Delivery, the performance by the Company of its obligations hereunder in all material respects and to the following further conditions:

(a) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of McDermott, Will & Emery, counsel for the Company, the Exiting Stockholder and SAM addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form satisfactory to Kirkland & Ellis, counsel for the Underwriters, stating that:

     (i) neither the Company nor any of its Subsidiaries is, or upon the sale of the Shares as herein contemplated will be, an "investment company" which is required to register under the Investment Company Act of 1940, as amended (the "Investment Company Act"), nor will any of the Company's or its Subsidiaries' current business operations and investments or any of their contemplated business operations and investments as described in the Prospectus require any of them to register as an "investment company" under the Investment Company Act; neither the Company nor any of its Subsidiaries is required to register as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the "Investment Adviser Act"), nor will any of the Company's or its Subsidiaries' current business operations and investments or any of their contemplated business operations and investments as described in the Prospectus require any of them to register as an "investment adviser" under the Investment Adviser Act;

     (ii) the Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization"; the outstanding shares of capital stock of the Company and its Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable; all of the outstanding shares of capital stock of the Company's Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

     (iii) the Company and the Subsidiaries each has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the Registration Statement and Prospectus and, in the case of the Company, to execute and deliver this Agreement, the Warrant Agreement and the other agreements described in the Prospectus, including but not limited to the Employment Agreements between the Company and each of Beaufort J.B. Clarke and Paul B. Weiss and the Redemption Agreement [agreements relating to conversion of TKO debt? conversion of Warrenton debt?] (the "Other Transaction Documents") and to consummate the transactions demanded in each such agreement;

     (iv) except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from paying the Company or any other Subsidiary, any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in the Registration Statement, to the counsel's knowledge the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

     (v) the execution, delivery and performance of this Agreement, the Warrant Agreement and the Other Transaction Documents by the Company, the Exiting Stockholder and SAM (to the extent that such parsons are parties to such agreements) and the consummation by the Company, the Exiting Stockholder and SAM of the transactions contemplated under this Agreement, the Warrant Agreement or the Other Transaction Documents, as the case may be (to the extent that such parsons are parties to such agreements), do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the articles of incorporation, charter or by-laws of the Company or any Subsidiary or the organizational documents of the Exiting Stockholder or SAM, (ii) any provision of any license, indenture, mortgage, deed of trust loan or credit agreement or other agreement or intent to which the Company or any Subsidiary or the Exiting Stockholder or SAM is a party or by which any of them or their respective properties may be bound or affected, or
     (iii) to such counsel's knowledge, any law or regulation or any decree, judgment or order applicable to the Company or any Subsidiary or the Exiting Stockholder or SAM, except in the case of clause (ii) for such conflicts, breaches or defaults which individually or in the aggregate would not have a material adverse effect on the assets, operations, business or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or its Subsidiaries;

     (vi) this Agreement has been duly authorized, executed and delivered by the Company, the Exiting Stockholder and SAM and is a legal, valid and binding agreement of the Company, the Exiting Stockholder and SAM enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except that enforceability of the indemnification and contribution provisions set forth in Section 10 of this Agreement may be limited by the federal or state securities laws of the United States or public policy underlying such laws;

     (vii) the Warrant Agreement and the Other Transaction Documents have been duly authorized, executed, and delivered by the Company and are legal, valid and binding agreements of the Company enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity; the issuance of the Warrants has been duly authorized; when issued and delivered pursuant to the terms of the Warrant Agreement, the Warrants will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity; the Warrant Shares have been duly reserved for issuance upon exercise of the Warrants in accordance with the terms of the Warrant Agreement; and the Warrants will conform in all material respects to the description thereof in the Registration Statement and the Prospectus;

     (viii) no approval, authorization, consent or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement and the Other Transaction Documents, the consummation of the transaction contemplated hereby and thereby, the sale and delivery of the Shares by the Company as contemplated hereby other than such as have been obtained or made under the Securities Act and except that such counsel need express no option as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or any approval of the underwriting terms and arrangements by the National Association of Securities Dealers, Inc.

     (ix) the Shares, the Warrants, and the Warrant Shares have been duly authorized and, when the Shares and the Warrant Shares have been issued and duly delivered against payment therefor as contemplated by this Agreement or the Warrant Agreement, as the case may be, the Shares and the Warrant Shares will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, or other claim;

     (x) the issuance and sale of the Shares, the Warrants, and the Warrant Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement known to such counsel to which the Company or any of its Subsidiaries is a party or, to the counsel's knowledge, otherwise;

     (xi) the Shares and the Warrant Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and Prospectus;

     (xii) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the Nasdaq National Market;

     (xiii) the Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the counsel's knowledge, no proceedings with respect thereto have been commenced or threatened;

     (xiv) as of the effective date of the Registration Statement, the Registration Statement and the Prospectus (except as to the financial statements and other financial and statistical data contained in such Registration Statement or Prospectus, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

     (xv) the statements under the captions "Capitalization," "__________," "__________," "_________," "Description of Capital Stock," and "Shares Eligible for Future Sale," in the Registration Statement and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects;

     (xvi) the Exiting Stockholder has good and clear title to the certificates for the Redeemed Shares to be redeemed pursuant to the Redemption Agreement and upon delivery thereof, pursuant thereto and payment therefor, good and clear title will pass to the Company, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever; and

     (xvii) to the counsel's knowledge, there are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement or to be described or summarized in the Prospectus which have not been so filed, summarized or described.

     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, independent public accountants of the Company and Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs
(xi), (xiv), and (xv) above), nothing has caused them to believe that the Registration Statement, the Preliminary Prospectus or the Prospectus, as of their respective effective or issue dates and as of the date of the counsel's opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that, in each case, such counsel need express no view with respect to the financial statements and other financial statistical data included in the Registration Statement, Preliminary Prospectus or Prospectus).

(b) The Representative shall have received from KPMG Peat Marwick LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery as the case may be, addressed to the Representative as representative of the Underwriters and in form and substance satisfactory to the Representative.

(c) The Underwriters shall have received at the Closing Time and on each Date of Delivery the favorable opinion of Kirkland & Ellis, dated the Closing Time or such Date of Delivery, addressed to the Representative and in form and substance satisfactory to the Representative.

(d) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing.

(e) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued by the Communion, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, has occurred; and (ii) the Registration Statement and the Prospectus shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery (i) no material and unfavorable change in the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole shall occur or become known (whether or not arising in the ordinary course of business), and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

(g) At the Closing Time, the Warrant Agreement and the Other Transaction Documents shall have been entered into and delivered by all required parties.

(h) At the Closing Time, the Shares shall have been approved for inclusion in the Nasdaq National Market.

(i) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(j) The Representative shall have received letters from each of the Company's officers, directors and stockholders, including, without limitation the persons listed in the Prospectus under the caption "Management", in form and substance satisfactory to the Representative, confirming that for a period of 180 days after the Closing Time, such persons will not directly or indirectly (i) offer, pledge to secure any obligation due on or within 180 days after the Closing Time, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option for the sale of, or otherwise dispose of or transfer, directly or indirectly, any share of Common Stock

     (other than by participating as selling stockholders in a registered offering of Common Stock offered by the Company with the consent of the Representative) or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representative, which consent may be withheld at the sole discretion of the Representative.

(k) The Company will, at the Closing Time and on each Date of Delivery, deliver to the Underwriters a certificate of its two principal executive officers and principal financial officer, Beaufort J.B. Clark, Paul B. Weiss and Gary N. Silverhardt, to the effect that, to each of such officer's knowledge, the representations and warranties of the Company set forth in this Agreement and the conditions set forth in paragraphs (e), (f), (g) and
     (h) have been met and are true and correct as of such date.

(l) The Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statement of the Company contained herein and in the Warrant Agreement, and the performance by the Company of its covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or any Date of Delivery as the Underwriters may reasonably request.

(m) The Company shall perform such of its obligations under this Agreement and the Warrant Agreement as are to be performed by the terms hereof and thereof at or before the Closing Time or the relevant Date of Delivery.

(n) Neither the Commission nor Nasdaq have suspended trading in any securities of the Company.

8.   Termination
     -----------

(a) The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or any Date of Delivery, (i) if any of the conditions specified in Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has occurred outbreak or escalation of hostilities or other national or international calamity or crisis or charge in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iii) if trading generally on the New York Stock Exchange or in the Nasdaq over-the-counter market has been suspended (including automatic halt in trading pursuant to market-decline triggers other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the

     NASD or Nasdaq or by order of the Commission or any over governmental authority, or (iv) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in the reasonable opinion of the Representative materially adversely affects or will materially adversely affect the business or operations of the Company, or (v) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the reasonable opinion of the Representative has a material adverse effect on the securities markets in the United States.

(b) If the Representative elects to terminate this Agreement as provided in this Section 8, the Company, the Exiting Stockholder and SAM and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

(c) If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6 and 10 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 10 hereof) or to one another hereunder.

9.   Increase in Underwriters' Commitments: If any Underwriter shall default at
     -------------------------------------
the Closing Time or on a Date of Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 36 hour period,
(i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it us otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability to any non-defaulting Underwriter.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

     If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with the like effect as if such substituted Underwriter had originally been named in this Agreement.

10.  Indemnity and Contribution by the Company and the Underwriters
     --------------------------------------------------------------

(a) The Company, the Exiting Stockholder and SAM, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement or such Prospectus, provided, however, that the indemnity agreement contained in this subsection (a) with respect to the Preliminary Prospectus or the Prospectus shall not inure to the benefit of an Underwriter (or to the benefit of any person controlling such Underwriter) with respect to any person asserting any such loss, expense, liability, damage or claim which is the subject thereof if the Prospectus or any supplement thereto prepared with the consent of the Representative and furnished to the Underwriters prior to the Closing Time corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus or supplement thereto to such person at or prior to the written confirmation of the sale of Shares to such person, unless such failure resulted from noncompliance by the Company with
     Section 5(b). Notwithstanding the foregoing, the Exiting Stockholder and SAM will not be required to indemnify the Underwriters for any such loss, expense, liability, damage or claim which arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact not known to either of them (to their best actual knowledge without having made any special inquiry) and the aggregate liability of the Exiting Stockholder and SAM pursuant to the provisions of this paragraph shall be limited to an amount equal to the Cash Redemption Price (as defined in the Redemption Agreement) received by them from the redemption of the Redeemed Shares.

     If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company, the Exiting Stockholder and SAM pursuant to the preceding paragraph, such Underwriter shall promptly notify the Company, the Exiting Stockholder and SAM in writing of the institution of such action and the Company, the Exiting Stockholder and SAM shall assume the defense of such action, including the employment of counsel and payment of expenses, provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually unpaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company, the Exiting Stockholder and SAM shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company, the Exiting Stockholder or SAM, as the case may be, (in which case the Company, the Exiting Stockholder and SAM shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company, the Exiting Shareholder and SAM and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Company, the Exiting Stockholder nor SAM shall be liable for any settlement of any such claim or action effected without its written consent.

(b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, its directors, the officers that signed the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representative to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information, in the light of the circumstances under which made, not misleading. The statements set forth in the last paragraph on the cover page and in the second paragraph under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of Section 3(m) and this Section 10.

     If any action is brought against the Company or any such person in respect of which Indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses, provided, however, that any failure or delay to so notify the Representative will not relieve any such Underwriter of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representative.

(c) If the indemnification provided for in this Section 10 is available to an indemnified party under subsections (a) and (b) of this Section 10 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Exiting Stockholder and SAM on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefit referred to in clause
     (i) above but also the relative fault of the Company, the Exiting Stockholder and SAM on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claim as well as any other relevant equitable considerations. The relative benefits received by the Company, the Exiting Stockholder and SAM on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company (including the aggregate Cash Redemption Price received by the Exiting Stockholder and SAM pursuant to the Redemption Agreement) bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, the Exiting Stockholder and SAM on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Exiting Stockholder and SAM or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(d) The Company, the Exiting Stockholder and SAM and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
     Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

11.  Survival:  The indemnity and contribution agreements contained in Section
     --------
10 and the covenants, warranties and representations of the Company, the Exiting Stockholder and SAM contained in Sections 3, 4, 5 and 6 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, the Exiting Stockholder and SAM and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

12.  Notices:  Except as otherwise herein provided, all statements, requests,
     -------
notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209,
Attention: Syndicate Department; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 600 Mamaroneck Avenue, Harrison, New York 10528, Attention: President; and if to the Exiting Stockholder and SAM. shall be sufficient in all respects if delivered to the Exiting Stockholder and SAM at Summit House, Brooklands Close, Windmill Road, Sunbury on Thames, U.K. TW16 7EH.

13.  Governing Law; Headings:  THIS AGREEMENT SHALL BE GOVERNED BY, AND
     -----------------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14.  Parties at Interest:  The Agreement herein set forth has been and is made
     -------------------
solely for the benefit of the Underwriters, the Company, the Exiting Stockholder and SAM and the controlling persons, directors and officers referred to in Sections 10 and 11 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.  Counterparts:  This Agreement may be signed by the parties in counterparts
     ------------
which together shall constitute one and the same agreement among the parties.

     If the foregoing correctly sets forth the understanding among the Company, the Exiting Stockholder and SAM and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Exiting Stockholder and SAM and the Underwriters.

                                            Very truly yours,

                                            ICON HOLDINGS CORP.


                                            ------------------------------
                                            By:
                                            Title:

                                            SUMMIT ASSET HOLDING L.L.C.


                                            ------------------------------
                                            By:
                                            Title:

                                            SUMMIT ASSET MANAGEMENT LIMITED


                                            ------------------------------
                                            By:
                                            Title:


Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY &
CO., INC.


------------------------------
By:
Title:

For themselves and as Representative
of the other Underwriters named on
Schedule I hereto.

                                   SCHEDULE I


          UNDERWRITER                   NUMBER OF INITIAL SHARES TO BE PURCHASED
Friedman, Billings, Ramsey & Co., Inc.                                12,500,000
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
                                                                               0
     TOTAL...................................                         12,500,000